AZZ incorporated (NYSE: AZZ) Corporate Presentation November 2006 * * * * * * * * * * * * * * * Exhibit 99.1

Forward Looking Statement
Except for the statements of historical fact, this presentation may contain forward-looking statements that involve risks and
uncertainties some of which are detailed from time to time in documents filed by the Company with the SEC. Those risks and uncertainties include, but are not limited to: changes in demand, prices and raw material costs, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the
economic conditions of the various markets the Company serves, foreign and domestic, customer requested delays of shipments, acquisition opportunities, adequacy of financing, and availability of experienced management employees to implement the Company’s
growth strategy; and customer demand and response to products and services offered by the Company. The Company can give no assurance that such forward-looking statements will prove to be correct. We undertake no obligation to affirm, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Company Overview
… a specialty electrical equipment
manufacturer serving the global
markets of power generation,
transmission, distribution and
industrial as well as a leading
provider of hot dip galvanizing
services to the steel fabrication
market nationwide.

Total Company Sales By Segment Galvanizing 34% Galvanizing 40% Electrical and Industrial 66% Electrical and Industrial 60% FY2006 $187.2 (in millions) Projected FY2007 $240 to $250 (in millions)

Total Company Sales By Market Segment 63% 8% 29% 67% 5% 28% Industrial Transmission & Distribution Power Generation FY2006 $187.2 (in millions) Projected FY2007 $240 to $250 (in millions)

Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06

Industrial Utilization Federal Reserve Statistical Release 75 76 77.3 77.9 78 78.9 78.6 78.8 79.9 80.4 80.5 81 72 73 74 75 76 77 78 79 80 81 82 Quarter Ending

GENERATION
TRANSMISSION
Fuel
Power Plant
Transformer
Power Lines
CUSTOMERS
DISTRIBUTION

Electrical and Industrial Products

Electrical and Industrial Products 39% 11% 50% 43% 10% 47% Industrial Transmission & Distribution Power Generation FY2006 $123.7 (in millions) Projected FY2007 $145 to $150 (in millions)

Power Generation 8

Power Transmission 9

Power Distribution 10

Industrial / Commercial 11

AZZ incorporated

Feb-02
May-02
Aug-02
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06

$78 $66 $60 $49 $46 $49 $53 $53 $52 $54 $60 $65 $65 $77 $83 $74 $92 $99 $85 $0 $20 $40 $60 $80 $100 $120 Backlog ($ In millions)

Backlog
135%
$92.1
$52.5
$70.8
$73.8
1
st
Qtr
2007
101%
$65.0
$44.7
$44.9
$64.8
1
st
Qtr
2006
124%
$76.6
$47.8
$59.4
$65.0
2
nd
Qtr
2006
115%
$83.1
$44.4
$50.9
$76.6
3
rd
Qtr
2006
81%
$73.8
$50.3
$40.9
$83.1
4
th
Qtr
2006
105%
$73.8
$187.2
$196.2
$64.8
Fiscal
2006
110%
$98.7
$62.9
$69.5
$92.1
2
nd
Qtr
2007
Book to
Ship Ratio
Ending
Backlog
Shipments
Bookings
Beginning
Backlog

Galvanizing Services

INDIANA
- Plymouth
- Muncie
OHIO
- Cincinnati
OH
IN
ARKANSAS
- Fayetteville
MISSISSIPPI
- Jackson
- Moss Point
AZ
AR
MS
AL
TX
LA
ARIZONA
- Goodyear
ALABAMA
- Citronelle
TEXAS
- Crowley
- Waskom
- Houston
- Beaumont
LOUISIANA
- New Orleans
- Baton Rouge

Galvanizing Services Application: “After-fabrication” steel corrosion protection Locations: 11 14 facilities in 6 8 states

5% 26% 23% 26% 20% Electrical & Telecommunications OEM's Industrial Bridge & Highway Petrochemical Galvanizing Services

Financial Review Dana Perry * * * * * * * * * * * * * * *

Consolidated Net Sales ($ In Millions) $136.2 $152.4 $187.2 $240 to $250 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2004 2005 2006 2007 Fiscal Year Actual Projected

Earnings Per Share (Fully Diluted) $0.79 $0.87 $1.38 $2.65 to $2.75 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2004 2005 2006 2007 Fiscal year Actual Projected

Operating Margins
Electrical and Industrial
Products
7.2% 7.2%
9.2%
12.5%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2004 2005 2006 2007
Actual Projected
Galvanizing Services
18.3%
18.4%
20%
25.5%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2004 2005 2006 2007
Actual Projected

Consolidated Net Sales First Six Months FY07 ($ In Millions) $92.6 $115.3 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 YTD 8/31/05 YTD 8/31/06

Earnings Per Share First Six Months FY07 $0.63 $1.60 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 YTD 8/31/05 YTD 8/31/06

Operating Margins
First Six Months FY07
7.2%
13.6%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
YTD 8/31/05 YTD 8/31/06
Electrical and
Industrial
Products
Galvanizing
Services
31.8%
20.3%
0
0.05
0.1
0.15
0.2
0.25
0.3
0.35
YTD 8/31/05 YTD 8/31/06

Cash Provided By Operations/
EBITDA/Free Cash Flow
($ In Millions)
($5.0)
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
2002 2003 2004 2005 2006 2007
Fiscal Year
Cash Pro.  By Oper. Free Cash Flow EBITDA
Projected

Total Bank Debt ($ In Millions) $63.6 $44.6 $30.9 $29.4 $19.9 $22.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2002 2003 2004 2005 2006 2007 Fiscal Year Actual Projected

$8.5 $6.6 $6.6
Capital
Expenditures
.23 to 1 .16 to 1 .32 to 1
Long Term Debt
to Equity
$22,000 $19,875 $29,375 Total Bank Debt
Projected
Period
Ended
2/28/07
Actual
Period
Ended
2/28/06
Actual
Period
Ended
2/28/05

Return On Assets Electrical and Industrial Products 8% 9% 14% 0% 5% 10% 15% 20% 2004 2005 2006 Galvanizing Services 20.0% 21.0% 27% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2004 2005 2006

AZZ incorporated

AZZ INCORPORATED

50

YEARS OF EXCELLENCE